Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, February 26, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on February 12, 2026 (ex-date February 12, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.010	5.8%	$0.010	5.8%
Net Realized Short-Term Capital Gains	0.170	94.2%	0.170	94.2%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$0.180	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 30, 2026
Average Annual Total Return on NAV for the 5-year period (2)	7.13%
Annualized Current Distribution Rate (3)	8.33%
Fiscal YTD Cumulative Total Return on NAV (4)	23.94%
Fiscal YTD Cumulative Distribution Rate (5)	8.33%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

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(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end, excluding the special distribution of $0.384 per share announced in December 2025. The Fiscal YTD Cumulative Distribution Rate would be 9.81% if the special distribution was included.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, March 30, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on March 16, 2026 (ex-date March 16, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.010	5.6%	$0.020	5.4%
Net Realized Short-Term Capital Gains	0.170	94.4%	0.340	94.6%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$0.360	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 27, 2026
Average Annual Total Return on NAV for the 5-year period (2)	6.52%
Annualized Current Distribution Rate (3)	8.35%
Fiscal YTD Cumulative Total Return on NAV (4)	0.50%
Fiscal YTD Cumulative Distribution Rate (5)	0.70%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, April 29, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on April 13, 2026 (ex-date April 13, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.012	2.2%
Net Realized Short-Term Capital Gains	0.084	46.7%	0.424	78.5%
Net Realized Long-Term Capital Gains	0.096	53.3%	0.104	19.3%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$0.540	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2026
Average Annual Total Return on NAV for the 5-year period (2)	6.28%
Annualized Current Distribution Rate (3)	8.85%
Fiscal YTD Cumulative Total Return on NAV (4)	-4.48%
Fiscal YTD Cumulative Distribution Rate (5)	1.47%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, May 28, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on May 11, 2026 (ex-date May 11, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.000	0.0%
Net Realized Short-Term Capital Gains	0.180	100.0%	0.720	100.0%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$0.720	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 30, 2026
Average Annual Total Return on NAV for the 5-year period (2)	8.10%
Annualized Current Distribution Rate (3)	7.86%
Fiscal YTD Cumulative Total Return on NAV (4)	8.27%
Fiscal YTD Cumulative Distribution Rate (5)	1.96%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, June 29, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on June 15, 2026 (ex-date June 15, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.000	0.0%
Net Realized Short-Term Capital Gains	0.180	100.0%	0.900	100.0%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$0.900	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 29, 2026
Average Annual Total Return on NAV for the 5-year period (2)	9.75%
Annualized Current Distribution Rate (3)	7.47%
Fiscal YTD Cumulative Total Return on NAV (4)	14.65%
Fiscal YTD Cumulative Distribution Rate (5)	2.49%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, July 30, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on July 13, 2026 (ex-date July 13, 2026).

The following table sets forth the estimated amounts of this distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.000	0.0%
Net Realized Short-Term Capital Gains	0.180	100.0%	1.080	100.0%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%
Total Distribution	$0.180	100.0%	$1.080	100.0%

(1)	Fiscal year started February 1, 2026.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2026
Average Annual Total Return on NAV for the 5-year period (2)	8.99%
Annualized Current Distribution Rate (3)	7.47%
Fiscal YTD Cumulative Total Return on NAV (4)	15.28%
Fiscal YTD Cumulative Distribution Rate (5)	3.11%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund - 2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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